Chairman and President's Letter
To Investors in the Dean Family of  Funds:

Thank you for choosing the Dean Family of Funds to help you achieve your long-term investment objectives. Developments in our domestic economic and monetary environment have ushered in dramatic changes for the financial markets. We welcome these changes. Although the overall market has become more difficult to navigate, we believe it rewards investors for adhering to a disciplined, research-intensive value investment strategy.Please read on as we summarize the events of the past year and share our macro outlook for the future. Following this letter are the individual reports from our portfolio managers that provide detailed insights into the investment discipline and holdings for each of our Funds.

Market  Review

March 31, 2001 not only marked the end of our fiscal year, but also one year since all of the major market averages peaked in March of 2000. Since that time, we have witnessed considerable declines in the prices of many stocks. The NASDAQ Composite, in particular, bore the brunt of the sell-off, posting its worst calendar year ever in 2000 (-39%) immediately followed by its worst quarter ever in the first three months of 2001 (-25%).

Last year, as we wrote our letter to you, we believed that the overall stock market had become overvalued and we were particularly concerned about the intense speculation in the technology and Internet segments of the market. We reminded our investors of the most important tenent of investing: Emotions drive stock prices over the short-term, fundamentals and valuations drive stock prices over the long-term. This has never been more evident than over the past twelve months.

By the first quarter of last year, the economy was beginning to feel the effects of the six Federal Funds rate increases over the preceding twelve months. The slowdown in economic growth served as the catalyst for the market's changed disposition. The most severe damage, however, was felt in the telecommunications and technology sectors which were plagued by a vicious circle that began as the equity markets choked off capital to aspiring e-businesses and worked its way through the entire supply chain to all of their equipment suppliers. The problem has been exacerbated by overcapacity that results in margins falling even more rapidly than revenues.

The market's behavior, however challenging for many investors, has also been quite rational. Companies that were selling at unprecedented lofty ratios ofprice-to-earnings, as well as newly formed companies with no earnings at all,saw their stocks plummet back to earth. Quite the contrary, stocks of companies with solid business models and compelling valuations rose steadily throughout the year. We have been witnessing a renaissance in value investing. In fact, the market's swift movement over the past year has more than erased the disparity in returns between growth and value investing from the previous year.

The Dean Large Cap Value, Dean Small Cap Value, and Dean Balanced Funds have enjoyed strong absolute performance during this turbulent period in the equity markets. Although posting a negative return for the fiscal year, the Dean International Value Fund continues to enjoy a solid long-term track record versus its benchmark.

Market  Outlook

As we look to the year ahead, we are cautiously optimistic about the direction of the overall market. We have a much higher degree of confidence, however, in value stocks which appear to offer the most compelling ratio of reward to risk. The Federal Reserve Board has initiated five interest rate reductions in 2001 that should reignite economic growth. Although overall corporate profits have been disappointing, many companies have already guided down expectations for future earnings. Because the stock market is a discounting mechanism that typically anticipates changes six-to-twelve months in advance, we would expect it to begin to move higher as it looks over the valley to the next economic expansion.

Dennis D. Dean                                           Stephen M. Miller
Charman of the Board and Chief Executive Officer         President
C.H. Dean & Associates, Inc.                             Dean Family of Funds



Dean Large Cap Value Fund

Performance Review

The Dean Large Cap Value Fund's Class A shares posted a return of 9.03% for the year ending March 31, 2001. This put the performance of the Fund's Class A shares in the top 18 percentile according to Morningstar for large cap value mutual funds. The fiscal year ended on a strong note as the return for the Class A shares for the March quarter was 4.42%, placing the quarterly performance of the Fund's Class A shares in the top 1 percentile according to Morningstar for large cap value mutual funds.

Portfolio Holdings

What a difference a year can make! At the end of March of 2000, value stocks were depressed and seemingly only high P/E and technology stocks had been producing positive returns. Investors who stayed disciplined finally reaped rewards as rationality returned to the markets. Not only did value as an investment approach come back, but the stocks of high quality successful companies such as found in the Fund came to the forefront.

Outlook

Financials were the largest single sector in the Fund and benefited from the market's move back to value. Conversely, technology was not a very significant portion of the portfolio and the Fund was able to weather the storm affecting the markets in general and technology stocks in particular.

Discipline was required to succeed during the recent difficult past and will continue to be a cornerstone in the management of the Fund for the foreseeable future.

           Comparison of the Change in Value of a $10,000 Investment
       in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index
                        and the Russell 1000 Value Index


                  Russell         Russell        Dean Large Cap
             1000 Value Index   1000 Index        Value Fund
 Date
5/28/97          10,000.00      $10,000.00         $9,475.00
3/31/98          13,478.40      $13,252.00        $11,759.94
3/31/99          14,157.94      $15,460.27        $10,410.30
3/31/00          15,054.93      $18,736.60        $10,866.04
3/30/01          15,095.43      $14,474.58        $11,847.05

Average Annual Total Returns**

                1 Year       Since Inception*
Class A         9.03%           5.98%
Class C         8.35%           2.84%

Past performance is not predictive of future performance

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. **Total return above is presented without the effect of sales load or contingent deferred sales charges. Had the charges been incurred, total returns would be as follows:

              1 Year       Since Inception*
Class A       3.31%           4.51%
Class C       7.35%           2.84%


Dean Small Cap Value Fund

Performance Review

It turns out that this time wasn't different after all. As we believed all along, valuations drive stock prices at the end of the day - not concepts, money flows or emotions. The NASDAQ Composite has just posted its worst quarter ever (-25%) on the heels of its worst year ever (-39%). The unwinding of the tech bubble has spilled over to impact the rest of the economy, as well. It is our belief that these issues cannot be resolved quickly and it will take considerable time for some of these industries to recover.

But what about the rest of the market? Economic growth has slowed precipitously from albeit lofty levels, inflation continues to tick up and is now at an annual run rate greater than GDP growth, and energy costs remain high. On a positive note, the Federal Reserve has cut interest rates by 250 basis points already this year, the housing market and consumer spending remain firm, and falling prices for technology should drive a continuation in productivity gains.

As for small-cap value stocks, they remain in a bull market unlike the rest of the major market indices. The Dean Small Cap Value Fund Class A and Class C posted returns of 16.94% and 16.66%, respectively during a period of widespread weakness in most sectors of the market. Despite a volatile start to this year, more than 70% of the stocks we hold are trading above their 200-day moving average which is an indication of a healthy market. We believe this relative strength to be the direct result of two characteristics small cap value stocks generally possess: attractive fundamentals and compelling valuations.

Portfolio Holdings

The Dean Small Cap Value Fund remains positioned in companies that we believe can post solid earnings growth in this difficult economic environment. Healthcare, energy, and financial stocks continue to be significant holdings in the Fund. At the same time, we continue to underweight sectors that are most sensitive to economic contraction and high energy costs including materials processing and capital equipment. Looking ahead, as the clouds begin to lift and valuations become attractive, we anticipate shifting into those sectors of the market that have been most weak but stand to benefit the most from economic recovery.

Overall portfolio characteristics reflect our commitment to selecting securities with above-average growth rates selling at below-average valuations. The stocks in the Fund trade at 11 times trailing one-year earnings per share, 40% of revenues, and 130% of book value versus the benchmark Russell 2000 Value at 17 times trailing one-year earnings per share, 80% of revenues, and 160% of book value. Earnings are projected to grow at 11% versus 10% for the benchmark.

Outlook

We are not as optimistic about the second half of this year as most Wall Street pundits. Although the Fed has acted swiftly, there will be a lag before we feel the impact of the interest rate cuts and year-over-year comparisons remain difficult. We do not expect to see considerable improvement in economic growth or overall corporate profits before the fourth quarter of this year or perhaps even the first quarter of 2002. We do, however, believe that money can be made during this volatile period if we do our job well in selecting individual securities.

The relative strength in small cap value stocks is an encouraging indicator as small company stocks have historically led new bull markets and continued to outperform during economic expansions.

           Comparison of the Change in Value of a $10,000 Investment
      in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index
                        and the Russell 2000 Value Index


                   Russell              Russell             Dean Small
              2000 Value Index        2000 Index          Cap Value Fund
 Date
5/28/97          10,000.00            $10,000.00               $9,475.00
3/31/98          13,173.86            $12,845.58              $12,683.20
3/31/99          10,271.65            $10,757.50               $9,716.08
3/31/00          11,633.18            $14,769.35               $9,665.26
3/30/01          13,896.36            $12,505.53              $11,302.00

   Average Annual Total Returns**
                       1 Year                 Since Inception*
Class A                16.94%                        4.69%
Class C                16.66%                        1.79%
Past performance is not predictive of future performance

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. **Total return above is presented without the effect of sales load or contingent deferred sales charges. Had the charges been incurred, total returns would be as follows:
Average Annual Total Returns**
                             1 Year                Since Inception*
Class A                10.80%                        3.24%
Class C                15.66%                        1.79%

Dean Balanced Fund

Performance Review

The market environment for the twelve-month period ended March 31, 2001 can be described in one word - STORMY! For the twelve-month period the S&P 500 rained on investors almost daily, declining for the period by -21.68%. The Russell 1000, a broader measure of stocks, declined an equally thundering -22.75%. The real tempest, however, landed squarely on the NASDAQ Composite, which registered a whopping decline of -59.42%. In contrast, the value end of the investment spectrum, although covered by overcast skies, held up reasonably well with the Russell 1000 Value posting a modest 0.27% return. Likewise, the fixed income market avoided the storm altogether registering a 12.17% (Lehman Brothers Intermediate Government Index) made possible by the sunshine sown by Mr. Greenspan and Co.

We are quite happy to report that the Dean Balanced Fund Class A and Class C provided +11.93% and +11.03% total returns, respectively during this period of inclement weather. The Fund's performance compares very favorably versus the relative benchmarks and was ranked the 7th best performing fund (out of 741 funds) within its Morningstar investment category. Needless to say, this is in sharp contrast to the Fund's fiscal year-end performance review for 2000. We believe this is attributable to the combined effect of an unwavering conviction to value and a renewed focus on our top down portfolio construction as implemented by the firm early in 2000.

Portfolio Holdings

By far our commitment to the financial services sector, representing almost 40% of the equity portion of the portfolio stands out as a calculated decision. Five of the top ten holdings are in the financial services sector. FleetBoston Financial is the largest of the five, representing approximately 5.5% of assets. FleetBoston is followed, in order of position size within the portfolio, by Bank of America, J P Morgan Chase & Co, Washington Mutual and John Hancock Financial Services. Each of these holdings represents a market leader in its respective business, with sound financials and balance sheet strength and compelling long-term valuations. It is our belief that these companies, as well as the remaining financials within the portfolio, should benefit over the near-term from a much more favorable interest rate environment, an expanding money supply and a much healthier yield curve (normally shaped for the first time in fifteen months).

Besides the financials, we have a meaningful commitment in the Basic Materials sector, which should benefit from an improving economic environment that we anticipate later this year or early next. Likewise Telecommunication is well represented due to compelling valuations. Companies such as Dupont and Alcoa in the basic materials sector and Sprint and WorldCom in the Telecommunications sector reflect our commitment to large cap, dominant industry leaders with solid asset quality and compelling valuations.

Asset Allocation

The Fund has increased its stock exposure meaningfully (5-8%) during the latter part of this reporting period. This is attributable to our constructive view of the upcoming twelve-to-eighteen month period. As mentioned above, we expect a moderate economic rebound and a continued favorable monetary environment. The increased weighting in stock was derived primarily from a reduction in fixed income, while our cash allocation remained relatively unchanged.

Outlook

As we look forward, we are encouraged by the resilience of the market in a broad sense. The majority of stocks on the New York Stock Exchange are trading above their 200-day moving average, showing some signs of a "floor" from which to move up. Likewise, the Federal Reserve has cut interest rates by a full 2.5% in less than a five-month period of time. Although this may not immediately reverse the slide in consumer confidence experienced over the past several quarters, we believe it will certainly lower the resistance for corporations to resume capital spending. This will eventually (nine-to-fifteen months) lead the US economy out of the current doldrums. If the economy improves by later this year, or early next, the current bear market should be ready to hibernate.

Although genuine concerns such as rising petroleum prices and shortages of electric power may prohibit a vigorous return to growth, a moderate growth environment should be very constructive for value stocks. With this scenario in mind we have endeavored to position the portfolio (as described in the previous two sections) to take full advantage of what we believe to be a period of continued relative strength for our discipline.


            Comparison of the Change in Value of a $10,000 Investment
          in the Dean Balanced Fund - Class A*, the Russell 1000 Index,
                        the Russell 1000 Value Index and
        the Lehman Brothers Intermediate Government/Corporate Bond Index

 Average Annual Total Returns**
                        1 Year                Since   Incepion*
Class A                 11.93%                        5.62%
Class C                 11.03%                        2.81%

             Russell       Russell         Dean          Lehman Brothers
        1000 Value Index  1000 Index    Balanced Fund  Intermediate Government/
                                                       Corporate Bond Index
 Date
5/28/97     10,000.00      10,000.00        9,475.00         10,000.00
3/31/98     13,478.40      13,252.00       11,186.93         10,751.00
3/31/99     14,157.94      15,460.27       10,826.95         11,457.00
3/31/00     15,054.93      18,736.60       10,445.73         11,695.00
3/30/01     15,095.43      14,474.58       11,704.06         13,118.00

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. **Total return above is presented without the effect of sales load or contingent deferred sales charges. Had the charges been incurred, total returns would be as follows:

              Average Annual Total Returns**
                       1 Year                Since Inception*
Class A                6.05%                        4.15%
Class C               10.03%                       2.81%

Dean International Fund

Performance ReviewIn what was a difficult period, the Dean International Value Fund has underperformed its benchmark over the year, returning -32.7% for Class A and -32.1% for Class C versus the EAFE Index return of -26.8%. Despite a slightly downbeat year we are keen to emphasize that the Fund's longer-term two and three year track record is intact with the Fund outperforming the index in both time periods.

Portfolio Holdings

The past year has seen a collapse in the fortunes of virtually all of the major stock market indices; the US in particular has been very badly hit with the NASDAQ Composite down nearly 60% over the period. The UK and European markets have also shown falls, albeit of a lesser magnitude, as has the Asia ex Japan region, which is very sensitive to changes in US economic growth. The first section of the Tokyo Stock Exchange has fallen nearly 40% in dollar terms over the year. All in all, it has been a miserable period for equity investors.

At the beginning of the review period, the Fund saw significant change in its composition as exposure to defensive growth stocks was increased at the expense of the technology and telecom sectors. The continued weakness shown by the technology sector did provide some good buying opportunities later on in the year but generally the Fund has been quite light in technology over the period.


Having reduced our technology exposure ahead of the worst of the market's falls, we sought to explore opportunities in the pharmaceutical, financial and consumer staple sectors. Oils performed well for the Fund over the period, as the price of crude oil surged to US$37 in the latter half of the year, allowing the majors to record decade-high profits.

In the fourth quarter of 2000 it became evident that the US economy had slowed rapidly and so after a period of strong relative performance we used the opportunity to reduce our exposure to financials. At a country level, we continued to reduce our exposure in UK whilst cautiously moving overweight in continental Europe (where valuations were more attractive) and Asia ex Japan (where many stocks had already moved to discount the prospect of a US recession and therefore were cheap).

During Q1 we began adding to our weightings in Japan on the grounds that Japan's economic woes could deteriorate much further and that the country's politicians will be forced into some kind of remedial action. The weakness of the yen also made currency sensitive exporters look attractive. These purchases were financed through the trimming of a number of holdings in Europe which had performed well.

Although January 2001 provided some respite for markets, February and March saw further falls with the US Federal Reserve cutting interest rates by an unprecedented 2.5% since the start of 2001. During this quarter the Fund maintained its focus on defensive growth stocks and sought out bargains in the technology sector, where pockets of value can be found. However, we have been selective when adding to holdings here, given the number of profit and earnings downgrades which now proliferate in the sector.

Currently, at a broad sector level, our overweight positions in telecommunications and pharmaceuticals remain in place. We have trimmed our holdings in consumer staples although we remain overweight in this sector. We are underweight in capital goods and consumer cyclicals although we recently increased our exposure in the latter sector.

Outlook

Looking forward, we remain confident that global equity markets will enjoy a revival in their fortunes in the second half of the year. However, in the short-term, further market volatility cannot be ruled out. For this reason, we have sought to balance the portfolio between defensives (which will provide protection if the markets continue to fall) and interest rate sensitives, which should perform if central banks around the world continue to cut interest rates. This 'barbell' strategy is likely to remain in place in the coming months.

           Comparison of the Change in Value of a $10,000 Investment
                in the Dean International Value Fund - Class A*,
                       and the Morgan Stanley EAFE Index

Average Annual Total Returns**
                     1 Year                Since Inception*
Class A              -30.61%                      11.75%
Class C              -30.90%                      10.67%

          Morgan Stanley EAFE Index      Dean International Value Fund
 Date
10/13/97          10,000.00                     9,475.00
3/31/98           10,554.75                    11,142.60
3/31/99           11,030.63                    11,791.24
3/31/00           13,623.34                    19,931.76
3/30/01            9,969.77                    13,423.00

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. **Total return above is presented without the effect of sales load or contingent deferred sales charges. Had the charges been incurred, total returns would be as follows:
              Average Annual Total Returns**
                        1 Year                Since Inception*
Class A                -34.25%                       10.00%
Class C                -31.40%                       10.67%

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001
Shares        COMMON STOCKS - 95.36%                                                     Value

               Accident & Health Insurance - 3.28%
    16,500     Unumprovident Corp.                                                         $ 482,130
                                                                                    -----------------
               Air Transportation Scheduled - 3.35%
    14,000     AMR Corp.*                                                                    491,680
                                                                                    -----------------
               Aircraft & Parts - 3.48%
      9,000    Textron, Inc.                                                                 511,560
                                                                                    -----------------
               Drilling Oil & Gas Wells - 2.84%
    10,600     Diamond Offshore Drilling, Inc.                                               417,110
                                                                                    -----------------
               Electronic Components & Accessories - 3.03%
    24,500     SCI Systems, Inc.*                                                            445,900
                                                                                    -----------------
               Electronic Computers - 2.85%
    23,000     Compaq Computer Corp.                                                         418,600
                                                                                    -----------------
               General Industrial Machinery & Equipment - 2.85%
      9,700    Tyco International, LTD                                                       419,331
                                                                                    -----------------
               General Medical & Surgical Hospitals - 3.15%
    11,500     HCA - Healthcare Co.                                                          463,105
                                                                                    -----------------
               Heating Equip, Except Elec & Warm Air & Plumbing Fixtures - 1.31%
      8,000    Masco Corp.                                                                   193,120
                                                                                    -----------------
               Hotels & Motels - 1.59%
    20,000     Host Marriott Corp.                                                           233,600
                                                                                    -----------------
               Life Insurance - 5.72%
      9,500    Lincoln National Corp.                                                        403,465
    11,500     Nationwide Financial Services - Class A                                       436,770
                                                                                    -----------------
                                                                                             840,235
                                                                                    -----------------
               National Commercial Banks - 11.61%
      7,000    Comerica, Inc.                                                                430,500
      9,000    Bank of America Corp.                                                         492,750
    10,000     Fleet Boston Corp.                                                            377,500
    11,500     BB & T Corp.                                                                  404,455
                                                                                    -----------------
                                                                                            1,705,205
                                                                                    -----------------
               Petroleum Refining - 3.21%
      1,000    Texaco, Inc.                                                                   66,400
      5,000    Exxon Mobil Corp.                                                             405,000
                                                                                    -----------------
                                                                                             471,400
                                                                                    -----------------
               Primary Production of Aluminum - 2.94%
    12,000     Alcoa, Inc.                                                                    431,400
                                                                                    -----------------
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

 Shares        COMMON STOCKS - 95.36 (continued)                                          Value

               Retail-Department Stores - 3.05%
    12,700     Sears Roebuck & Co.                                                   $       447,929
                                                                                    -----------------
               Retail-Family Clothing Stores - 4.25%
    19,500     TJX Companies, Inc.                                                           624,000
                                                                                    -----------------
               Semiconductors & Related Devices - 2.89%
    27,000     LSI Logic Corp.*                                                              424,710
                                                                                    -----------------
               Services-Computer Processing & Data Preparation - 2.66%
    10,000     NCR Corp.*                                                                    390,300
                                                                                    -----------------
               Services-Motion Picture & Video Tape Production - 1.20%
      9,000    Fox Entertainment Group, Inc.*                                                176,400
                                                                                    -----------------
               Services-Packaged Software - 6.13%
    14,000     Equifax, Inc.                                                                 437,500
    17,000     Computer Associates International, Inc.                                       462,400
                                                                                    -----------------
                                                                                             899,900
                                                                                    -----------------
               State Commercial Bank - 6.26%
      9,000    Washington Mutual, Inc.                                                       492,750
      9,500    J.P. Morgan Chase & Co.                                                       426,550
                                                                                    -----------------
                                                                                             919,300
                                                                                    -----------------
               Surety Insurance - 3.89%
      9,000    Ambac Financial Group, Inc.                                                   570,870
                                                                                    -----------------
               Telephone & Telegraph Apparatus - 2.63%
      9,500    Tellabs, Inc.*                                                                386,531
                                                                                    -----------------
               Telephone Communications (No Radio Telephone) - 6.56%
    20,000     Sprint Corp.                                                                  439,800
    28,000     WorldCom, Inc.*                                                               523,250
                                                                                    -----------------
                                                                                             963,050
                                                                                    -----------------
               Wholesale  Drugs Proprietaries & Druggists' Sundries - 1.27%
      7,000    McKesson HBOC, Inc.                                                           187,250
                                                                                    -----------------
               Wholesale-Groceries & Related Products - 3.36%
    37,000     Supervalu, Inc.                                                               493,210
                                                                                    -----------------
               TOTAL COMMON STOCKS (Cost $13,244,223)                                     14,007,826
                                                                                    -----------------
 Principal
 Value                                                                                    Value
               Money Market Securities - 4.33%
  635,431      Firstar Treasury Fund (Cost $635,431)                                       $ 635,431
                                                                                    -----------------
               TOTAL INVESTMENTS - 99.69%  (Cost $13,879,654)                             14,643,257
                                                                                    -----------------
               Other assets less liabilities - 0.31%                                          46,128
                                                                                    -----------------
               TOTAL NET ASSETS - 100.00%                                               $ 14,689,385
                                                                                    =================

* Non-income producing
See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001
   Shares        COMMON STOCKS - 93.00%                                                          Value

                 Air Transportation Nonscheduled - 2.20%
      15,000     Offshore Logistics, Inc. *                                                      $ 372,188
                                                                                           -----------------
                 Air Transportation Scheduled - 0.57%
      10,000     America West Holding Corp. - Class B *                                             96,000
                                                                                           -----------------
                 Aircraft Part & Auxiliary Equipment, Nec - 0.61%
      21,000     M & F Worldwide Corp. *                                                           102,900
                                                                                           -----------------
                 Asphalt Paving & Roofing Materials - 1.10%
      19,000     Building Material Holding Corp.*                                                  185,845
                                                                                           -----------------
                 Commercial Printing - 1.13%
      18,000     Cadmus Communications Corp.                                                       191,250
                                                                                           -----------------
                 Construction Special Trade Contractors  - 0.60%
      17,000     Kaneb Services, Inc.*                                                             101,150
                                                                                           -----------------
                 Crude Petroleum & Natural Gas - 4.03%
       5,000     Noble Affiliates, Inc.                                                            208,650
      15,000     Pioneer Natural Resources Co.                                                     235,500
      25,000     Castle Energy Corp.                                                               162,500
       4,000     Clayton Williams Energy, Inc.*                                                     74,000
                                                                                           ----------------
                                                                                                   680,650
                                                                                           -----------------
                 Deep Sea Foreign Transportation Of Freight - 0.45%
       5,000     Stolt Nielsen SA                                                                   75,469
                                                                                           -----------------
                 Dental Equipment & Supplies - 0.96%
       8,000     Apogent Technologies, Inc.*                                                       161,920
                                                                                           -----------------
                 Drilling Oil & Gas Wells - 4.74%
      30,000     Key Energy Services, Inc. *                                                       321,000
      75,000     Parker Drilling Co.                                                               480,000
                                                                                           -----------------
                                                                                                   801,000
                                                                                           -----------------
                 Electric & Other Services Combined - 2.86%
      8,000      Allete Co.                                                                        206,560
      5,000      Alliant Energy Corp.                                                              159,100
      8,000      Sierra Pacific Resources                                                          118,400
                                                                                           -----------------
                                                                                                   484,060
                                                                                           -----------------
                 Electric Housewares & Fans - 0.54%
      6,000      Salton, Inc.*                                                                      91,200
                                                                                           -----------------
                 Fabricated Plate Work (Boiler Shops) - 1.01%
      6,000      Pitt-Des Moines, Inc.                                                             171,000
                                                                                           -----------------
                 Finance Services - 0.69%
      24,000     London Pacific Group LTD                                                          116,400
                                                                                           -----------------
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

   Shares        COMMON STOCKS - 93.00% (continued)                                              Value

                 Heavy Construction Other Than Building Const - Contractors - 0.18%
      20,000     Washington Group International, Inc.                                              $ 31,200
                                                                                           -----------------
                 Household Furniture - 0.83%
      12,500     Flexsteel Industries, Inc.                                                         140,625
                                                                                           -----------------
                 Leisure Durables & Toys - 0.78%
      15,000     K2, Inc.*                                                                          131,250
                                                                                           -----------------
                 Metal Mining - 0.37%
       3,500     Cleveland Cliffs, Inc.                                                              63,000
                                                                                            -----------------

                 Mobile Homes - 1.14%
      16,000     Clayton Homes, Inc.                                                                192,800
                                                                                           -----------------
                 Mortgage Bankers & Loan Correspondents - 1.35%
       7,000     Greenpoint Financial Corp.                                                         228,200
                                                                                           -----------------
                 Natural Gas Distribution - 1.22%
       8,000     MCN Energy Group, Inc.                                                             206,400
                                                                                           -----------------
                 Office Machines, Nec - 1.57%
      20,000     Nam Tai Electrics, Inc.                                                            265,000
                                                                                           -----------------
                 Oil, Gas, Field Services - 2.51%
      10,000     Pride International, Inc. *                                                        237,600
      10,000     Seitel, Inc.                                                                       186,000
                                                                                           -----------------
                                                                                                    423,600
                                                                                           -----------------
                 Operative Builders - 9.69%
       5,000     Beazer Homes U.S.A., Inc. *                                                        196,500
      14,000     M/I Schottenstein Homes, Inc.                                                      417,200
       8,800     MDC Holdings, Inc.                                                                 346,280
       6,000     Ryland Group, Inc.                                                                 249,000
      10,000     Standard Pacific Corp.                                                             211,000
       7,000     Webb Del Corp.                                                                     216,300
                                                                                           -----------------
                                                                                                  1,636,280
                                                                                           -----------------
                 Pharmaceutical Preparations - 1.14%
       7,000     Questar Pharmaceutical Corp.                                                       191,800
                                                                                           -----------------
                 Railroads - 1.78%
      12,000     Genesee & Wyoming, Inc. - Class A *                                                300,750
                                                                                           -----------------
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

   Shares        COMMON STOCKS - 93.00% (continued)                                              Value

                 Real Estate Investment Trusts - 9.67%
      11,000     Brandywine Realty Trust, Inc.                                         $            218,900
       8,000     Glenborough Realty Trust, Inc.                                                     139,200
       4,000     Health Care REIT, Inc.                                                              83,200
       8,407     Healthcare Realty Trust, Inc.                                                      202,609
       5,000     Mid-America Apartment Communities, Inc.                                            112,400
      10,000     Ramco-Gershenson Properties Trust                                                  146,500
      22,000     RFS Hotel Investors, Inc.                                                          318,560
      13,000     Thornburg Mortgage Asset Corp.                                                     158,730
      30,000     Winston Hotels, Inc.                                                               253,200
                                                                                           -----------------
                                                                                                  1,633,299
                                                                                           -----------------
                 Refuse Systems - 1.85%
       35,000    Casella Waste Systems, Inc.*                                                       312,812
                                                                                           -----------------
                 Retail-Catalog & Mail-Order Houses - 0.61%
        6,000    Blair Corp.                                                                        102,600
                                                                                           -----------------
                 Retail-Eating Places - 1.51%
       14,000    CBRL Group, Inc.                                                                   254,625
                                                                                           -----------------
                 Retail-Grocery Stores - 0.70%
       10,000    Marsh Supermarkets, Inc. - Class B                                                 117,500
                                                                                           -----------------
                 Savings Institution, Federally Chartered - 2.13%
        5,000    Charter One Financial, Inc.                                                        141,500
       38,000    York Group, Inc.                                                                   218,500
                                                                                           -----------------
                                                                                                    360,000
                                                                                           -----------------
                 Savings Institutions, Not Federally Chartered - 1.59%
       10,000    Coastal Bancorp.                                                                   268,125
                                                                                           -----------------
                 Search, Detection, Navigation, Guidance, Aeronautical Sys. - 0.89%
        6,000    ESCO Technologies, Inc.                                                            149,760
                                                                                           -----------------
                 Security Brokers, Dealers & Flotation Companies - 2.19%
      10,000     Edwards A.G., Inc.                                                                 370,000
                                                                                           -----------------
                 Services-Computer Integrated Systems Design - 0.01%
         234     Zengine, Inc.*                                                                         907
                                                                                           -----------------
                 Services-Help Supply Services - 0.95%
      35,000     Modis Professional Services, Inc.*                                                 161,000
                                                                                           -----------------
                 Services-Management Consulting Services - 1.76%
      22,000    Exponent, Inc.*                                                                     297,000
                                                                                           -----------------
                 Services-Offices & Clinics Of Doctors Of Medicine - 0.33%
       2,666     Sybron Dental Specialties, Inc.*                                                    55,986
                                                                                           -----------------
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

   Shares        COMMON STOCKS - 93.00% (continued)                                              Value

                 Services-Personal Services - 1.18%
       40,000    Stewart Enterprises, Inc. - Class A                                              $ 198,752
                                                                                           -----------------
                 Services-Skilled Nursing Care Facilities - 2.13%
       45,000    Beverly Enterprises, Inc.                                                          360,000
                                                                                           -----------------
                 Services-Specialty Facilities - 1.14%
       15,000    Healthsouth Corp.*                                                                 193,350
                                                                                           -----------------
                 State Commercial Banks - 0.98%
       5,000     Associated BancCorp.                                                               166,250
                                                                                           -----------------
                 Steel Pipe & Tubes - 0.85%
       7,000     Maverick Tube Corp.*                                                               144,200
                                                                                           -----------------
                 Surety Insurance - 0.98%
       5,000     Triad Guaranty, Inc.*                                                              165,937
                                                                                           -----------------
                 Surgical & Medical Instruments & Apparatus - 1.60%
      12,000     Orthofix International NV*                                                         270,750
                                                                                           -----------------
                 Telephone Communications (No Radio Telephone) - 0.98%
      10,000     Atlantic Tele-Network, Inc.                                                        165,000
                                                                                           -----------------
                 Title Insurance - 2.67%
       7,000     Landamerica Financial Group, Inc.                                                  249,060
      12,000     Stewart Information Services Corp.                                                 201,600
                                                                                           -----------------
                                                                                                    450,660
                                                                                           -----------------
                 Trucking (No Local) - 2.87%
       12,000    Arkansas Best Corp.                                                                189,000
      25,000     Motor Cargo Industries, Inc. *                                                     176,562
      12,000     Old Dominion Freight Lines, Inc. *                                                 120,000
                                                                                           -----------------
                                                                                                    485,562
                                                                                           -----------------
                 Unit Investment Trusts - 0.67%
      10,000     First Financial Fund*                                                              112,900
                                                                                           -----------------
                 Water Transportation - 1.72%
       7,000     Knightsbridge Tankers LTD                                                          171,062
       8,000     Trico Marine Services, Inc. *                                                      120,000
                                                                                           -----------------
                                                                                                    291,062
                                                                                           -----------------
                 Wholesale-Drugs Proprietaries & Druggists' Sundries - 1.97%
       20,000    Bergen Brunswig Corp. - Class A                                                    332,000
                                                                                           -----------------
                 Wholesale-Electronic Parts & Equipment - 1.08%
        4,000    Arrow Electronics, Inc.                                                             90,400
       12,000    Audiovox Corp.*                                                                     91,876
                                                                                           -----------------
                                                                                                    182,276
                                                                                           -----------------
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

   Shares        COMMON STOCKS - 93.00% (continued)                                              Value

                 Wholesale-Groceries & General Line - 1.81%
       12,000    Fleming Companies, Inc.                                                    $      305,400
                                                                                           -----------------
                 Wholesale-Miscellaneous Nondurable Goods - 1.11%
         8,000   Advanced Marketing Services, Inc.                                                 187,200
                                                                                           -----------------
                 Wholesale-Motor Vehicle & New Parts - 1.02%
      25,000     Keystone Automotive Industries, Inc.*                                             171,875
                                                                                           -----------------
                 TOTAL COMMON STOCKS (Cost $13,592,673)                                         15,708,725
                                                                                           -----------------
  Principal
    Value                                                                                        Value
                 Money Market Securities - 7.01%
   1,185,058     Firstar Treasury Fund (Cost $1,185,058)                                        $ 1,185,058
                                                                                           -----------------
TOTAL INVESTMENTS - 100.01%  (Cost $14,777,731)                                                  16,893,783
                                                                                           -----------------
Liabilities in excess of other assets - (0.01)%                                                      (2,023)
                                                                                           -----------------
TOTAL NET ASSETS - 100.00%                                                                     $ 16,891,760
                                                                                           =================

* Non-income producing security
See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2001
   Shares        COMMON STOCKS - 65.24%                                                            Value

                 Construction Machinery & Equipment - 0.75%
         2,200   Caterpillar, Inc.                                                            $       97,636
                                                                                             ------------------
                 Drilling Oil & Gas Wells  - 1.82%
         6,000   Diamond Offshore Drilling, Inc.                                                     236,100
                                                                                             ------------------
                 Electronic Computers - 1.12%
         8,000   Compaq Computer Corp.                                                               145,600
                                                                                             ------------------
                 Federal & Federally-Sponsored Credit Agencies - 1.85%
         3,000   Fannie Mae                                                                          238,800
                                                                                             ------------------
                 Food & Kindred Products - 1.83%
         5,000   Philip Morris Cos., Inc.                                                            237,250
                                                                                             ------------------
                 General Medical & Surgical Hospitals - 0.75%
         2,400   HCA- The Healthcare Co.                                                              96,648
                                                                                             ------------------
                 Heating Equip, Except Elec & Warm Air & Plumbing Fixtures - 1.12%
         6,000   Masco Corp.                                                                          144,840
                                                                                             ------------------
                 Hotels & Motels - 1.81%
       20,000    Host Marriott Corp.                                                                  233,600
                                                                                             ------------------
                 Life Insurance - 3.85%
        8,000    John Hancock Financial Services, Inc.                                                307,600
        4,500    Lincoln National Corp.                                                               191,115
                                                                                             ------------------
                                                                                                      498,715
                                                                                             ------------------
                 Motor Vehicles & Passenger Car Bodies - 1.09%
        5,000    Ford Motor Co.                                                                       140,600
                                                                                             ------------------
                 National Commercial Banks - 9.94%
       11,000    Bank of America Corp.                                                                602,250
       18,100    Fleet Boston Corp.                                                                   683,275
                                                                                             ------------------
                                                                                                    1,285,525
                                                                                             ------------------
                 Petroleum Refining - 4.58%
       5,000     Conoco, Inc. - Class B                                                               141,250
       2,700     Exxon Mobil Corp.                                                                    218,700
       3,500     Texaco, Inc.                                                                         232,400
                                                                                             ------------------
                                                                                                      592,350
                                                                                             ------------------
                 Pharmaceutical Preparations - 0.70%
       1,200     Merck & Co., Inc.                                                                     91,080
                                                                                             ------------------
                 Plastic Mail, Synth Resin/Rubber, Cellulose (No Glass)  - 1.92%
       6,100     Dupont Co.                                                                           248,270
                                                                                             ------------------
                 Primary Production of Aluminum - 1.39%
       5,000     Alcoa, Inc.                                                                          179,750
                                                                                             ------------------
DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

   Shares        COMMON STOCKS - 65.24% (continued)                                                Value

                 Retail-Eating Places - 0.71%
         2,400   Tricon Global Restaurant, Inc. *                                                    $ 91,656
                                                                                             ------------------
                 Search, Detection, Navigation, Guidance, Aeronautical Sys. - 1.93%
         8,500   Raytheon Co. - Class B                                                               249,730
                                                                                             ------------------
                 Security & Commodity Brokers, Dealers, Exchanges Services - 0.73%
         3,000   T. Rowe Price Associates, Inc.                                                        93,937
                                                                                             ------------------
                 Semiconductors & Related Devices - 1.69%
         8,300   Intel Corp.                                                                          218,394
                                                                                             ------------------
                 Services-Computer Processing & Data Preparation - 0.90%
         3,000   NCR Corp. *                                                                          117,090
                                                                                             ------------------
                 Services-Miscellaneous Amusement & Recreation - 2.39%
        10,800   Walt Disney Co.                                                                      308,880
                                                                                             ------------------
                 Services-Motion Picture & Video Tape Production - 0.91%
         6,000   Fox Entertainment Group, Inc.*                                                       117,600
                                                                                             ------------------
                 State Commercial Bank - 7.08%
         8,450   J.P. Morgan Chase & Co.                                                              379,405
         8,000   North Fork Bancorp.                                                                  207,600
         6,000   Washington Mutual, Inc.                                                              328,500
                                                                                             ------------------
                                                                                                      915,505
                                                                                             ------------------
                 Surety Insurance - 0.74%
         1,500   Ambac, Inc.                                                                           95,145
                                                                                             ------------------
                 Telephone Communications (No Radio Telephone) - 11.23%
         7,000   Alltel Corp.                                                                         367,220
         5,000   AT & T Corp.                                                                          95,900
        24,000   Sprint Corp.                                                                         527,760
         3,700   Verizon Communications, Inc.                                                         182,410
        15,000   WorldCom, Inc.*                                                                      280,313
                                                                                             ------------------
                                                                                                    1,453,603
                                                                                             ------------------
                 Wholesale-Drugs Proprietaries & Druggists' Sundries - 1.03%
         5,000   McKesson HBOC, Inc.                                                                  133,750
                                                                                             ------------------
                 Wholesale-Groceries & Related Products - 0.51%
         5,000   Supervalu, Inc.                                                                       66,650
                                                                                             ------------------
                 Wholesale-Motor Vehicle & New Parts - 0.87%
         7,500   Visteon Corp.                                                                         112,800
                                                                                             ------------------
                 Total Common Stocks (Cost $8,003,760)                                               8,441,504
                                                                                             ------------------
DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

  Principal
    Value        FIXED INCOME OBLIGATIONS - 24.51%                                                 Value
    $750,000     Bank of America Corp. 7.40%, 01/15/11                                               $ 788,988
     150,000     Commercial Credit Co., 6.625%, 06/01/15                                               152,489
     150,000     Cox Radio, Inc., 6.375%, 05/15/05                                                     150,815
     450,000     Fannie Mae, 5.25%, 01/15/03                                                           455,080
     300,000     Federal Home Loan Bank, 5.62%, 02/25/04                                               306,751
     300,000     Federal Home Loan Bank, 6.10%, 04/29/04                                               300,352
     250,000     Federal National Mortgage Association  6.625%, 09/15/09                               265,416
     200,000     First Union, 6.18%, 02/15/36                                                          197,838
     300,000     New Plan Excel, 7.40%, 09/15/09                                                       302,108
     250,000     Tennessee Valley Authority, 6.375%, 06/15/05                                          251,188
                                                                                             ------------------
                 Total Fixed Income Obligations (Cost $3,122,416)                                    3,171,025
                                                                                             ------------------
                 Money Market Securities - 10.19%
  1,318,642      Firstar Treasury Fund (Cost $1,318,642)                                             1,318,642
                                                                                             ------------------
                 TOTAL INVESTMENTS - 99.94%  (Cost $12,444,818)                                     12,931,171
                                                                                             ------------------
                 Other assets less liabilities - 0.06%                                                   7,544
                                                                                             ------------------
                 TOTAL NET ASSETS - 100.00%                                                       $ 12,938,715
                                                                                             ==================
* Non-income producing

See accompanying notes which are an integral part of the financial statement.

 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2001
    Shares         COMMON STOCKS - 87.51%                                                           Value

                   Argentina - 0.83%
           42,000  Telecom Argentina - Class B                                           $           131,946
                                                                                               -----------------
                   Australia - 1.12%
            6,000  National Australia Bank                                                            83,789
            6,000  Rio Tinto LTD                                                                      95,068
                                                                                               -----------------
                                                                                                     178,857
                                                                                               -----------------
                   Austria - 0.79%
            3,745  Flughafen Wein AG                                                                 125,473
                                                                                               -----------------
                   Canada - 0.54%
            2,400  Alcan Aluminum, LTD                                                                86,193
                                                                                               -----------------
                   Czeck Republic - 1.73%
          21,400   Ceska Sporitelna                                                                  125,774
          16,100   Cesky Telecom*                                                                    150,281
                                                                                               -----------------
                                                                                                     276,055
                                                                                               -----------------
                   Finland - 0.74%
         4,900     Nokia (AB)                                                                        117,865
                                                                                               -----------------
                   France - 9.16%
         2,000     Carrefour S.A.                                                                    109,265
        13,800     Havas Advertising                                                                 166,644
         4,800     Sanofi-Synthelabo                                                                 268,175
         3,600     Soc Generale                                                                      222,772
         3,300     STMicroelectronics                                                                115,232
         1,100     Total Fina                                                                        149,266
         2,980     Transiciel                                                                        125,396
         4,000     Vivendi Environment S.A.                                                          175,566
         2,100     Vivendi Universal                                                                 127,816
                                                                                              -----------------
                                                                                                   1,460,132
                                                                                              -----------------
                   Germany - 2.28%
         1,720     AMB Aachener und Munchener Beteiligungs AG                                        174,859
         3,600     Bayer AG                                                                          152,440
        26,400     Real Time Systemized Entertainment                                                 36,174
                                                                                              -----------------
                                                                                                     363,473
                                                                                              -----------------
                   Hong Kong - 1.46%
        15,000     Sun Hung Kai Properties LTD                                                       143,288
        34,000     Wharf Holdings LTD                                                                 89,152
                                                                                              -----------------
                                                                                                     232,440
                                                                                              -----------------
                   Ireland - 0.70%
        13,500     Bank of Ireland                                                                   112,301
                                                                                              -----------------

 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

    Shares         COMMON STOCKS - 87.51%                                                    Value

                   Great Britain - 17.95%
         5,600     AstraZeneca PLC                                                        $ 267,507
        18,900     Bank of Scotland                                                         188,091
        44,100     BP Amoco                                                                 364,896
        28,800     British American Tobacco                                                 212,504
        12,900     British Telecom                                                           93,534
        17,000     Cadbury Schweppes Beverage Unit                                          108,700
        39,001     Dixons Group                                                             154,283
        33,000     Ganada Compass PLC                                                        81,282
         9,600     GlaxoSmithKline PLC                                                      251,266
        24,000     HSBC Holdings                                                            287,980
        15,700     Lloyds TSB Group                                                         154,348
         7,600     Royal Bank Scot Group                                                    172,771
         8,400     Standard Chartered PLC                                                   101,748
       154,000     Vodafone Airtouch                                                        422,558
                                                                                   -----------------
                                                                                          2,861,468
                                                                                   -----------------
                   Italy - 3.13%
         7,100     Alleanza Assicuraz                                                        89,189
         3,100     Assicurazioni Generali                                                    98,108
       100,000     Parmalat Finanziaria                                                     141,443
        16,900     Telecom Italia                                                           170,315
                                                                                   -----------------
                                                                                            499,055
                                                                                   -----------------
                   Japan - 19.16%
         2,100     Acom Co.                                                                 169,755
        18,000     Bank of Tokyo                                                            161,161
         1,500     Dentsu, Inc.                                                              89,773
        12,000     Fujitsu LTD                                                              159,916
         2,000     Ito-Yokado Co.                                                            97,035
        12,000     Kaneka Corp.                                                              95,088
        46,000     Komatsu LTD                                                              211,434
        10,000     Marsushita Electrical Industries                                         180,744
        15,000     Mitsubishi Estate                                                        138,849
        34,000     Mitsubishi Heavy Industries, LTD                                         125,076
           700     Murata Manufacturing Co.                                                  58,149
        12,000     NEC Corp.                                                                191,325
         7,000     Nippon Computer Systems Corp.                                            105,853
            24     Nippon Telegraph and Telephone                                           153,213
             4     NTT Docomo                                                                69,584
           400     Rohm Co.                                                                  67,031
        20,000     Sakura Bank                                                               91,768
        13,000     Sanwa Bank                                                                70,957
         2,000     Secom Corp.                                                              113,314
         3,200     Sony Corp.                                                               227,266
        25,000     Sumitomo Marine and Fire                                                 151,019
         2,000     Takeda Chemical, Inc.                                                     96,556
         4,600     Toyota Motor Corp.                                                       159,677
         2,000     Yamanouchi Pharmaceuticals                                                68,946
                                                                                   -----------------
                                                                                          3,053,489
                                                                                   -----------------
 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

    Shares         COMMON STOCKS - 87.51%                                                Value

                   Luxembourg - 0.77%
        14,400     Compal Electronic                                                      $ 122,400
                                                                                   -----------------
                   Mexico - 0.96%
       186,014     Grupo Iusacell S.A.*                                                     152,813
                                                                                   -----------------
                   Netherlands - 6.31%
         6,600     Ahold                                                                    205,258
         4,700     Akzo Nobel NV                                                            195,113
         6,200     Fortis NL                                                                162,618
         8,000     Koninklijke Kpn NV                                                        78,218
         4,000     Royal Dutch Petroleum Co. NV                                             222,737
         1,210     SNT Group                                                                 26,848
         3,100     VNU NV                                                                   114,688
                                                                                   -----------------
                                                                                          1,005,480
                                                                                   -----------------
                   Poland - 1.20%
        35,800     Telekomunikacja PO                                                       191,772
                                                                                   -----------------
                   Singapore - 0.76%
        50,000     Chartered Semiconductor Manufacturing Ltd*                               120,749
                                                                                   -----------------
                   South Korea - 2.17%
         3,300     Korea Telecom                                                            139,096
         2,100     Pohang Iron & Steel LTD                                                  142,003
           470     SK Telecom                                                                64,623
                                                                                   -----------------
                                                                                            345,722
                                                                                   -----------------
                   Spain - 6.36%
        15,300     Altadis S.A.                                                             189,356
         9,500     Aurea Conc De infr                                                       166,284
         6,300     Banco Bilboa Vizcaya S.A.                                                 86,046
        22,100     BCO Sant Cent Hisp                                                       202,206
        12,500     Repsol YPF S.A.                                                          221,778
         9,223     Telefonica S.A.*                                                         148,390
                                                                                   -----------------
                                                                                          1,014,060
                                                                                   -----------------
                   Sweden - 2.56%
        28,200     Ericsson (LM)                                                            154,403
         5,000     Pharmacia Corp.                                                          253,898
                                                                                   -----------------
                                                                                            408,301
                                                                                   -----------------
                   Switzerland - 5.60%
           100     Nestle S.A.                                                              209,560
           150     Novartis AG                                                              235,429
            18     Roche Holdings AG Genusscheine                                           130,359
         1,470     UBS AG                                                                   212,494
           320     Zurich Financial Services                                                105,678
                                                                                   -----------------
                                                                                            893,520
                                                                                   -----------------
 DEAN INTERNATIONAL VALUE FUND
 SCHEDULE OF INVESTMENTS - March 31, 2001 (continued)

    Shares         COMMON STOCKS - 87.51%                                                Value

                   Thai - 1.23%
        11,000     Siam Cement Co.*                                                        $ 89,969
       206,000     Thai Farmers Bank Public Co. LTD                                         106,449
                                                                                   -----------------
                                                                                            196,418
                                                                                   -----------------
 TOTAL COMMON STOCKS (Cost $16,597,541)                                                  13,949,982
                                                                                   -----------------
    Shares         PREFERRED STOCKS - 3.21%                                              Value

   93,408,000      Tele Celular Prf                                                         168,116
  145,876,854      Tele Leste Celular Prf                                                   107,713
    6,332,004      Tele Norte Leste Prf                                                     102,275
  100,000,000      Telenordeste Celular Prf                                                 133,832
                                                                                   -----------------
                                                                                            511,936
                                                                                   -----------------
 TOTAL PREFERRED STOCKS (Cost $807,434)

 CLOSE-END FOREIGN FUNDS - 0.77%
           700     Baltic Republic Fund                                                     122,353
                                                                                   -----------------
 TOTAL CLOSE-END FUNDS (Cost $65,313)                                                       122,353

   Principal
     Value                                                                               Value
                   Money Market Securities - 7.68%
     1,223,560     Dreyfus Cash Management (Cost $1,223,560)                              1,223,560
                                                                                   -----------------

 TOTAL INVESTMENTS - 99.17%  (Cost $18,693,848)                                          15,807,831
                                                                                   -----------------
 Other assets less liabilities - 0.83%                                                      132,995
                                                                                   -----------------
 TOTAL NET ASSETS - 100.00%                                                            $ 15,940,826
                                                                                   =================
 * Non-income producing

 DEAN INTERNATIONAL VALUE FUND
 DIVERSIFICATION OF ASSETS:                                           Percentage

 Banking                                                               12.75%
 Beverages-Brewers                                                      0.68%
 Chemicals-Diversified                                                  3.38%
 Computer Hardware                                                      1.00%
 Computer Software & Services                                           1.01%
 Diversified Computer Products                                          1.20%
 Diversified Foods                                                      2.20%
 Diversified Sevices                                                    1.27%
 Drug Manufacturers                                                     9.26%
 Electronics                                                            5.08%
 Financial Services                                                     5.09%
 Grocery                                                                1.97%
 Insurance                                                              3.06%
 Iron & Steel                                                           0.89%
 Manufacturing                                                          1.99%
 Materials & Construction                                               1.35%
 Media                                                                  3.08%
 Metals & Mining                                                        1.14%
 Motor Vehicles & Passenger Car                                         1.00%
 Oil & Natural Gas                                                      6.01%
 Real Estate Development                                                0.56%
 Real Estate Investment Trust                                           1.77%
 Retail                                                                 0.61%
 Semiconductors                                                         1.48%
 Telecommunications                                                     9.10%
 Tobacco                                                                2.52%
 Utilities                                                              1.10%
 Wireless Communications                                                8.32%
 Other                                                                 10.30%
                                                                     -----------
 Total                                                                 99.17%
 Other assets less liabilities                                          0.83%
                                                                    ------------
 Grand Total                                                          100.00%

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENT OF ASSETS & LIABILITIES
March 31, 2001

                                                    Large Cap        Small Cap          Balanced       International
                                                    Value Fund       Value Fund           Fund          Value Fund
                                                  -------------------------------------------------------------------
ASSETS
Investment in securities:
  At amortized cost                                $ 13,879,654     $ 14,777,731      $ 12,444,818      $ 18,693,848
                                                  ==============    =============     =============    ==============
  At value (Note 2)                                $ 14,643,257     $ 16,893,783      $ 12,931,171      $ 15,807,831
Cash                                                     37,887           23,897                 -                 -
Cash denominated in foreign currency (Cost $25,000)           -                -                 -            24,658
Dividends and interest receivable                        23,179           29,449            61,133            79,671
Receivable for securities sold                                -                -                 -           666,784
Receivable for capital shares sold                            -                -                 -                 -
Organizational expenses, net (Note 2)                     3,465            3,499             3,413                 -
Net unrealized appreciation on forward foreign
  currency exchange contracts (Note 6)                        -                -                 -            53,782
Receivable from affiliates (Note 4)                       4,218            2,019                 -            10,273
Other assets                                             10,830           11,383            22,568            21,095
                                                  --------------    -------------     -------------    --------------
   TOTAL ASSETS                                      14,722,836       16,964,030        13,018,285        16,664,094
                                                  --------------    -------------     -------------    --------------
LIABILITIES
Payable to custodian                                          -                -            35,815            22,742
Dividends payable                                           416           10,778                 -                 -
Payable for securities purchased                                               -                 -           631,974
Payable to affiliates (Note 4)                           11,629           24,213            17,339            34,720
Other liabilities                                        21,406           37,279            26,857            33,832
                                                  --------------    -------------     -------------    --------------
   Total liabilities                                     33,451           72,270            80,011           723,268
                                                  --------------    -------------     -------------    --------------

NET ASSETS                                         $ 14,689,385     $ 16,891,760      $ 12,938,274      $ 15,940,826
                                                  ==============    =============     =============    ==============

Net Assets consist of:
Paid in capital                                      13,681,099       18,996,612        12,893,574        20,157,879
Accumulated net realized gains (losses) from security
  transactions                                          244,683       (4,220,904)         (441,212)       (1,384,476)
Net unrealized appreciation (depreciation)
  on investments                                        763,603        2,116,052           486,353        (2,886,017)
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currencies             -                -                 -            53,440
                                                  --------------    -------------     -------------    --------------

Net Assets                                         $ 14,689,385     $ 16,891,760      $ 12,938,715      $ 15,940,826
                                                  ==============    =============     =============    ==============
DEAN FAMILY OF FUNDS
STATEMENT OF ASSETS & LIABILITIES (continued)
March 31, 2001

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares            $ 14,247,596     $ 16,208,623      $ 12,453,481      $ 14,614,461
                                                  ==============    =============     =============    ==============
Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)         1,190,627        1,558,939         1,140,227         1,467,657
                                                  ==============    =============     =============    ==============
Net asset value and redemption price per share (Note 2) $ 11.97          $ 10.40           $ 10.92            $ 9.96
                                                  ==============    =============     =============    ==============
Maximum offering price per share (Note 2)               $ 12.63          $ 10.98           $ 11.53           $ 10.51
                                                  ==============    =============     =============    ==============
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares               $ 441,646        $ 683,137         $ 485,234       $ 1,326,365
                                                  ==============    =============     =============    ==============
Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)            38,091           67,007            46,646           134,264
                                                  ==============    =============     =============    ==============
Net asset value, offering price, and redemption
  price per share (Note 2)                              $ 11.59          $ 10.20           $ 10.40            $ 9.88
                                                  ==============    =============     =============    ==============

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Year ended March 31, 2001
                                                           Large Cap        Small Cap        Balanced       International
                                                           Value Fund       Value Fund         Fund           Value Fund
                                                         ------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign witholding taxes of
    $28,473 for the International Value Fund)                 $ 198,061        $ 355,677       $ 157,041         $ 235,218
  Interest                                                       24,486           18,807         233,874             4,624
                                                         ---------------  ---------------  --------------   ---------------
    TOTAL INCOME                                                222,547          374,484         390,915           239,842

EXPENSES
  Investment advisory fees (Note 4)                             108,957          140,099         104,464           226,929
  Accounting services fees (Note 4)                              24,710           24,044          23,039            22,655
  Shareholder services and transfer agent fees
      Common                                                      5,127           11,672           6,000            23,835
      Class A (Note 4)                                           23,341           21,308          20,159            20,594
      Class C (Note 4)                                            1,724            6,305           4,199             2,976
  Custodian Fees                                                 12,337           24,896          12,501            52,437
  Registration fees - Class A                                    11,767           11,547           6,737             5,463
  Registration fees - Class C                                     6,592            6,626             262               552
  Administration Fees (Note 4)                                   13,263           14,365          12,539            18,879
  Professional fees                                              18,845           21,549          14,902            17,163
  Reports to shareholders                                        12,500           19,500           6,000            10,001
  Insurance expense                                                 574              714             545               991
  Amortization of organization expenses (Note 2)                  3,105            3,071           3,157                 -
  Distribution expenses - (Note 4)
      12b-1 Fees - Class A                                            -            7,177               -                 -
  Other expenses                                                 10,207           13,427           4,428            17,014
                                                         ---------------  ---------------  --------------   ---------------
      TOTAL EXPENSES                                            253,049          326,300         218,932           419,489
  Fees waived and reimbursed by Adviser                         (48,158)         (57,447)        (20,340)          (36,144)
                                                         ---------------  ---------------  --------------   ---------------
      NET EXPENSES                                              204,891          268,853         198,592           383,345
                                                         ---------------  ---------------  --------------   ---------------
NET INVESTMENT INCOME (LOSS)                                     17,656          105,631         192,323          (143,503)
                                                         ---------------  ---------------  --------------   ---------------

REALIZED & UNREALIZED GAINS (LOSSES)
  Net realized gains (losses) from:
      Security transactions                                     820,423       (2,564,886)        403,697         1,513,168
      Foreign currency transactions (Note 5 & 6)                      -                -               -          (984,023)
  Net change in unrealized appreciation/depreciation on:
      Investments                                              (120,365)       4,308,224         465,383        (8,079,807)
      Foreign currency tranactions (Note 5 & 6)                       -                -               -           551,530
                                                         ---------------  ---------------  --------------   ---------------
NET REALIZED & UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS & FOREIGN CURRENCIES                           700,058        1,743,338         869,080        (6,999,132)
                                                         ---------------  ---------------  --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                             $ 717,714      $ 1,848,969     $ 1,061,403      $ (7,142,635)
                                                         ---------------  ---------------  --------------   ---------------

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                          Large Cap Value Fund            Small Cap Value Fund
                                                          Year            Year            Year           Year
                                                          ended           ended           ended          ended
                                                        March 31,       March 31,       March 31,      March 31,
                                                          2001            2000            2001           2000
                                                      -------------   -------------   -------------  -------------
FROM OPERATIONS:
   Net investment income (loss)                           $ 17,656           $ 254       $ 105,631      $ 227,648
   Net realized gains (losses) from security transactions  820,423        (405,221)     (2,564,886)    (1,175,621)
   Net change in net unrealized appreciation/depreciation
      on investments                                      (120,365)        770,094       4,308,224        690,309
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from operations      717,714         365,127       1,848,969       (257,664)
                                                      -------------   -------------   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                    (116,547)         (5,614)       (102,749)      (234,500)
   From net investment income, Class C                        (533)           (291)         (4,422)       (46,481)
                                                      -------------   -------------   -------------  -------------
   Decrease in net assets from distributions
      to shareholders                                     (117,080)         (5,905)       (107,171)      (280,981)
                                                      -------------   -------------   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                             5,306,240       1,812,505       4,625,172      2,510,418
   Net asset value of shares issued in
      reinvestment of distributions to shareholders        105,172           5,083          99,628        211,327
   Payments for shares redeemed                         (1,874,801)     (1,380,371)     (3,451,480)    (4,503,468)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                    3,536,611         437,217       1,273,320     (1,781,723)
                                                      -------------   -------------   -------------  -------------
Class C
   Proceeds from shares sold                               177,022         386,237          32,438      1,667,134
   Net asset value of shares issued in
      reinvestment of distributions to shareholders            295               -           1,107         36,474
   Payments for shares redeemed                           (271,819)       (383,017)     (1,834,754)    (1,745,062)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                      (94,502)          3,220      (1,801,209)       (41,454)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from capital       3,442,109         440,437        (527,889)    (1,823,177)
   Share transactions                                 ------------   -------------   -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,042,743         799,659       1,213,909     (2,361,822)

NET ASSETS:
   Beginning of period/year                             10,646,642       9,846,983      15,677,851     18,039,673
                                                      -------------   -------------   -------------  -------------
   End of period/year                                 $ 14,689,385    $ 10,646,642    $ 16,891,760   $ 15,677,851
                                                      =============   =============   =============  =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME               $ -        $ (5,651)            $ -      $ (41,551)
                                                      =============   =============   =============  =============
DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                          Large Cap Value Fund            Small Cap Value Fund
                                                          Year            Year            Year           Year
                                                          ended           ended           ended          ended
                                                        March 31,       March 31,       March 31,      March 31,
                                                          2001            2000            2001           2000
                                                      -------------   -------------   -------------  -------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                             437,209         165,599         434,921        253,552
   Shares issued in reinvestment of distributions
      to shareholders                                        9,391             458           9,648         23,995
   Shares redeemed                                        (167,989)       (128,526)       (375,628)      (479,679)
                                                      -------------   -------------   -------------  -------------
   Net increase (decrease) in shares outstanding           278,611          37,531          68,941       (202,132)
   Shares outstanding, beginning of period/year            912,016         874,485       1,489,998      1,692,130
                                                      -------------   -------------   -------------  -------------
   Shares outstanding, end of period/year                1,190,627         912,016       1,558,939      1,489,998
                                                      =============   =============   =============  =============
Class C
   Shares sold                                              16,067          34,255           3,329        171,850
   Shares issued in reinvestment of distributions
      to shareholders                                           27               -             538          4,216
   Shares redeemed                                         (25,803)        (36,767)       (203,383)      (192,399)
                                                      -------------   -------------   -------------  -------------
   Net increase (decrease) in shares outstanding            (9,709)         (2,512)       (199,516)       (16,333)
   Shares outstanding, beginning of period/year             47,800          50,312         266,523        282,856
                                                      -------------   -------------   -------------  -------------
   Shares outstanding, end of period/year                   38,091          47,800          67,007        266,523
                                                      =============   =============   =============  =============
DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                              Balanced Fund                International Fund
                                                          Year            Year            Year           Year
                                                          ended           ended           ended          ended
                                                        March 31,       March 31,       March 31,      March 31,
                                                          2001            2000            2001           2000
                                                      -------------   -------------   -------------  -------------
FROM OPERATIONS:
   Net investment income (loss)                          $ 192,323       $ 229,523      $ (143,503)    $ (116,982)
   Net realized gains (losses) from:
      Security transactions                                403,697        (425,355)      1,513,168      4,227,540
      Foreign currency transactions                              -               -        (984,023)      (153,921)
   Net change in net unrealized appreciation/depreciation on:
      Investments                                          465,383        (315,269)     (8,079,807)     4,485,028
      Foreign currency translation                               -               -         551,530       (501,463)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from operations    1,061,403        (511,101)     (7,142,635)     7,940,202
                                                      -------------   -------------   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                    (183,326)       (201,579)         (6,970)             -
   From net investment income, Class C                      (8,933)        (25,340)           (714)             -
   From net realized gains, Class A                       (191,788)              -      (4,156,648)      (581,344)
   From net realized gains, Class C                        (23,707)              -        (411,117)       (71,848)
                                                      -------------   -------------   -------------  -------------
   Decrease in net assets from distributions
      to shareholders                                     (407,754)       (226,919)     (4,575,449)      (653,192)
                                                      -------------   -------------   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                             6,810,393         881,512       3,267,552      7,315,297
   Net asset value of shares issued in
      reinvestment of distributions to shareholders        314,128         186,364       4,090,926        549,618
   Payments for shares redeemed                         (3,888,347)     (2,219,190)     (1,689,831)      (770,188)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                    3,236,174      (1,151,314)      5,668,647      7,094,727
                                                      -------------   -------------   -------------  -------------
Class C
   Proceeds from shares sold                                29,822         764,774         253,202        341,340
   Net asset value of shares issued in
      reinvestment of distributions to shareholders         25,940          19,107         387,173         54,718
   Payments for shares redeemed                           (904,350)     (1,274,025)       (159,000)      (704,375)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                     (848,588)       (490,144)        481,375       (308,317)
                                                      -------------   -------------   -------------  -------------
Net increase (decrease) in assets from capital           2,387,586      (1,641,458)      6,150,022      6,786,410
   Share transactions                                -------------   -------------   -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,041,235      (2,379,478)     (5,568,062)    14,073,420
NET ASSETS:
   Beginning of period/year                              9,897,480      12,276,958      21,508,888      7,435,468
                                                      -------------   -------------   -------------  -------------
   End of period/year                                 $ 12,938,715     $ 9,897,480    $ 15,940,826   $ 21,508,888
                                                      =============   =============   =============  =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME               $ -        $ (3,843)            $ -       $ (7,687)
                                                      =============   =============   =============  =============
DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                              Balanced Fund             International Value Fund
                                                          Year            Year            Year           Year
                                                          ended           ended           ended          ended
                                                        March 31,       March 31,       March 31,      March 31,
                                                          2001            2000            2001           2000
                                                      -------------   -------------   -------------  -------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                             635,330          82,833         258,205        515,105
   Shares issued in reinvestment of distributions
      to shareholders                                       30,034          18,034         368,916         36,326
   Shares redeemed                                        (372,075)       (220,172)       (134,188)       (58,736)
                                                      -------------   -------------   -------------  -------------
   Net increase (decrease) in shares outstanding           293,289        (119,305)        492,933        492,695
   Shares outstanding, beginning of period/year            846,938         966,243         974,724        482,029
                                                      -------------   -------------   -------------  -------------
   Shares outstanding, end of period/year                1,140,227         846,938       1,467,657        974,724
                                                      =============   =============   =============  =============
Class C
   Shares sold                                               2,911          72,970          14,558         23,272
   Shares issued in reinvestment of distributions
      to shareholders                                        2,613           1,852          35,659          3,665
   Shares redeemed                                         (87,963)       (121,513)        (12,256)       (48,981)
                                                      -------------   -------------   -------------  -------------
   Net increase (decrease) in shares outstanding           (82,439)        (46,691)         37,961        (22,044)
   Shares outstanding, beginning of period/year            129,085         175,776          96,303        118,347
                                                      -------------   -------------   -------------  -------------
   Shares outstanding, end of period/year                   46,646         129,085         134,264         96,303
                                                      =============   =============   =============  =============

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                        From (c)
                                               Year Ended        Year Ended        Year Ended          Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 11.11           $ 10.65           $ 12.21             $ 10.00
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.02              0.01              0.05                0.03
   Net realized and unrealized gains (losses)
      on investments                                   0.97              0.46             (1.44)               2.36
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       0.99              0.47             (1.39)               2.39
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.13)            (0.01)            (0.05)              (0.03)
   From net realized gains                                -                 -             (0.12)              (0.15)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.13)            (0.01)            (0.17)              (0.18)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 11.97           $ 11.11           $ 10.65             $ 12.21
                                             ===============   ===============   ===============    ================
Total Return  (b)                                     9.03%             4.38%            (11.48)%            24.11%

Net assets, end of period                      $ 14,247,739      $ 10,134,912       $ 9,315,112         $ 7,669,807
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.23%             2.11%             2.29%               2.72% (a)
   After fee waivers and/or
      reimbursements by Adviser                       1.85%             1.85%             1.85%               1.84% (a)
Ratio of net investment income (loss)
     to average net assets                            0.19%             0.02%             0.46%               0.30% (a)
Portfolio turnover rate                                103%               71%               55%                 54% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                               Year Ended        Year Ended        Year Ended      From(c) Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 10.71           $ 10.57           $ 12.16             $ 10.76
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.06)            (0.03)            (0.02)              (0.01)
   Net realized and unrealized gains (losses)
      on investments                                   0.95              0.18             (1.45)               1.56
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       0.89              0.15             (1.47)               1.55
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.01)            (0.01)                -                   -
   From net realized gains                                -                 -             (0.12)              (0.15)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.01)            (0.01)            (0.12)              (0.15)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 11.59           $ 10.71           $ 10.57             $ 12.16
                                             ===============   ===============   ===============    ================
Total Return (b)                                      8.35%             1.38%            (12.12)%            14.63%

Net assets, end of period                         $ 441,646         $ 511,730         $ 531,871           $ 136,237
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        4.37%             4.04%             8.53%              52.73% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.60%             2.60%             2.60%               2.59% (a)
Ratio of net investment income (loss)
     to average net assets                            (0.56)%           (0.22)%           (0.31)%             (0.55)%(a)
Portfolio turnover rate                                103%               71%               55%                  54% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (August 19, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                        From (c)
                                               Year Ended        Year Ended        Year Ended          Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                 $ 8.95            $ 9.15           $ 12.84             $ 10.00
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.08              0.14              0.08                0.03
   Net realized and unrealized gains (losses)
      on investments                                   1.44             (0.19)            (3.03)               3.30
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       1.52             (0.05)            (2.95)               3.33
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.07)            (0.15)            (0.06)              (0.02)
   From net realized gains                                -                 -             (0.68)              (0.47)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.07)            (0.15)            (0.74)              (0.49)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 10.40            $ 8.95            $ 9.15             $ 12.84
                                             ===============   ===============   ===============    ================
Total Return  (b)                                    16.94%             (0.53)%          (23.39)%            33.86%

Net assets, end of period                      $ 16,208,623      $ 13,333,607      $ 15,479,055        $ 19,437,554
                                             ===============   ===============   ===============    ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.40%             1.92%             1.89%               1.98% (a)
   After fee waivers and/or
      reimbursements by Adviser                       1.85%             1.85%             1.85%               1.84% (a)
Ratio of net investment income (loss)
     to average net assets                            0.79%             1.49%             0.83%               0.35% (a)
Portfolio turnover rate                                 54%               90%               79%                 62% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                               Year Ended        Year Ended        Year Ended      From (c) Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                 $ 8.80            $ 9.05           $ 12.79             $ 10.95
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.03             (0.01)             0.01               (0.02)
   Net realized and unrealized gains (losses)
      on investments                                   1.44             (0.09)            (3.03)               2.33
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       1.47             (0.10)            (3.02)               2.31
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.07)            (0.15)            (0.04)                  -
   From net realized gains                                -                 -             (0.68)              (0.47)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.07)            (0.15)            (0.72)              (0.47)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 10.20            $ 8.80            $ 9.05             $ 12.79
                                             ===============   ===============   ===============    ================
Total Return                                         16.66%             (1.11)%          (24.00)%            21.63%

Net assets, end of period                         $ 683,137       $ 2,344,244       $ 2,560,618         $ 1,392,036
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        3.18%             2.32%             2.70%               6.41% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.31%             2.31%             2.60%               2.59% (a)
Ratio of net investment income (loss)
     to average net assets                            0.35%             (0.31)%           0.17%               (0.42)%(a)
Portfolio turnover rate                                 54%               90%               79%                 62% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (August 1, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                                                                                        From (c)
                                               Year Ended        Year Ended        Year Ended          Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 10.16           $ 10.75           $ 11.55             $ 10.00
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.20              0.28              0.19                0.17
   Net realized and unrealized gains (losses)
      on investments                                   0.98             (0.66)            (0.56)               1.62
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       1.18             (0.38)            (0.37)               1.79
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.19)            (0.21)            (0.19)              (0.16)
   From net realized gains                            (0.23)                -             (0.24)              (0.08)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.42)            (0.21)            (0.43)              (0.24)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 10.92           $ 10.16           $ 10.75             $ 11.55
                                             ===============   ===============   ===============    ================
Total Return  (b)                                    11.93%             (3.52)%           (3.22)%            18.07%

Net assets, end of period                      $ 12,453,481       $ 8,606,480      $ 10,391,582         $ 7,262,670
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.04%             2.13%             2.09%               2.60% (a)
   After fee waivers and/or
      reimbursements by Adviser                       1.84%             1.85%             1.85%               1.84% (a)
Ratio of net investment income (loss)
     to average net assets                            1.89%             2.63%             1.79%               1.85% (a)
Portfolio turnover rate                                 66%              196%               60%                 64% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                               Year Ended        Year Ended        Year Ended      From (c) Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 10.00           $ 10.73           $ 11.52             $ 10.71
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.12             (0.22)             0.11                0.07
   Net realized and unrealized gains (losses)
      on investments                                   0.95             (0.34)            (0.55)               0.92
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                       1.07             (0.56)            (0.44)               0.99
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.12)            (0.17)            (0.11)              (0.10)
   From net realized gains                            (0.55)                -             (0.24)              (0.08)
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (0.67)            (0.17)            (0.35)              (0.18)
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                      $ 10.40           $ 10.00           $ 10.73             $ 11.52
                                             ===============   ===============   ===============    ================
Total Return                                         11.03%             (5.24)%           (3.81)%             9.37%

Net assets, end of period                         $ 485,234       $ 1,291,000       $ 1,885,376         $ 1,083,890
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.73%             2.74%             3.14%               7.39% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.60%             2.60%             2.60%               2.59% (a)
Ratio of net investment income (loss)
     to average net assets                            1.14%             (2.13)%           1.04%               0.99% (a)
Portfolio turnover rate                                 66%              196%               60%                 64% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (August 1, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                                                                                        From (c)
                                               Year Ended        Year Ended        Year Ended          Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 20.11           $ 12.41           $ 11.76             $ 10.00
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.11)            (0.13)            (0.01)              (0.05)
   Net realized and unrealized gains (losses)
      on investments                                  (5.88)             8.50              0.69                1.81
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                      (5.99)             8.37              0.68                1.76
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.01)                -                 -                   -
   From net realized gains                            (4.15)            (0.67)            (0.03)                  -
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (4.16)            (0.67)            (0.03)                  -
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                       $ 9.96           $ 20.11           $ 12.41             $ 11.76
                                             ===============   ===============   ===============    ================
Total Return  (b)                                    (30.61)%          69.26%             5.82%              17.60%

Net assets, end of period                      $ 14,614,461      $ 19,605,996       $ 5,981,899         $ 1,295,896
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.26%             2.89%             4.25%              16.66% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.06%             2.09%             2.09%               2.04% (a)
Ratio of net investment income (loss)
     to average net assets                            (0.72)%           (0.82)%           (0.70)%             (1.30)%(a)
Portfolio turnover rate                                146%              157%              100%                109% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (October 13, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                               Year Ended        Year Ended        Year Ended        From (c) Inception
                                                March 31,         March 31,         March 31,           Through
                                                  2001              2000              1999          March 31, 1998
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, beginning of period                $ 19.76           $ 12.28           $ 11.72              $ 9.89
                                             ---------------   ---------------   ---------------    ----------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.21)            (0.24)            (0.10)              (0.04)
   Net realized and unrealized gains (losses)
      on investments                                  (5.78)             8.43              0.69                1.87
                                             ---------------   ---------------   ---------------    ----------------
Total from investment operations                      (5.99)             8.19              0.59                1.83
                                             ---------------   ---------------   ---------------    ----------------
Less distributions:
   From net investment income                         (0.01)                -                 -                   -
   From net realized gains                            (3.88)            (0.71)            (0.03)                  -
                                             ---------------   ---------------   ---------------    ----------------
Total distributions                                   (3.89)            (0.71)            (0.03)                  -
                                             ---------------   ---------------   ---------------    ----------------
Net asset value, end of period                       $ 9.88           $ 19.76           $ 12.28             $ 11.72
                                             ===============   ===============   ===============    ================
Total Return                                         (30.90)%          68.54%             5.07%              18.50%

Net assets, end of period                       $ 1,326,365       $ 1,902,892       $ 1,453,569            $ 87,249
                                             ===============   ===============   ===============    ================
Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.72%             3.53%             5.91%              58.89% (a)
   After fee waivers and/or
      reimbursements by Adviser                       2.72%             2.71%             2.84%               2.82% (a)
Ratio of net investment income (loss)
     to average net assets                            (1.40)%           (1.61)%           (1.23)%             (1.94)%(a)
Portfolio turnover rate                                146%              157%              100%                109% (a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial Public Offering of Shares (November 6, 1997) through March 31, 1998.

See accompanying notes which are an integral part of the financial statements.


DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2001

1.    Organization
The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The International Value Fund was capitalized on October 13, 1997.

The Large Cap Value Fund -seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund -seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund -seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund- seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net assets value and a distribution fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net assets value if redeemed within a one-year period from purchase and a distribution fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.    Significant Accounting Policies
The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the last reported sale price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and that are not quoted by NASDAQ, are valued at the last sale price or, if the last sale price is not readily available, at the last price as quoted by brokers that make markets in the securities. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange and the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

2.    Significant Accounting Policies (continued)
In December 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, in regards to Class A shares purchases at net asset value of amounts totaling $500,000 or more and purchases by qualified retirement plans with greater than 100 participants may be subject to a contingent deferred sales load of up to 1.06% of the net assets at purchase (or 1.00% of the original purchase price) if a redemption occurs within 12 months of purchase and a commission was paid by the Underwriter to a participating unaffiliated dealer. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Organization expenses - Expenses of the organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.


Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2001, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

                                                          Expires
                                          Amount          March 31,
Small Cap Value Fund                    $1,175,621           2008
                                         3,427,089           2009
Balanced Fund                               97,947           2008

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2001:

                                         Large Cap     Small Cap      Balanced   International
                                         Value Fund    Value Fund     Fund       Value Fund
<
Gross unrealized appreciation.....  $  1,495,852       $3,250,756     $ 939,145   $ 485,840
Gross unrealized depreciation.....      (732,249)      (1,134,704)     (452,792) (3,371,857)
                                     ---------------  --------------   --------  -----------
Net unrealized appreciation
         (depreciation)             $    763,603     $  2,116,052      $486,353 $ (2,886,017)
                                      =============   ============== =========== ===========

Federal income tax cost...........      $13,879,654    $14,777,731   $12,518,781 $18,741,524
                                       ============    ===========    =========== ===========




3. Investment Transactions
Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

                                      Large Cap    Small Cap      Balanced     International
                                      Value Fund   Value Fund     Fund         Value Fund

Purchases of portfolio securities..   $13,826,772  $ 7,544,561    $7,629,975   $26,038,047
                                      ===========  =============  =========   =============
Proceeds from sales and
  maturities of portfolio securities  $10,876,797 $9,425,221      $6,479,571   $25,201,431
                                      =========== ==========      ===========  ============

4. Commitments and Transactions with Affiliates
Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Unified Fund Services, Inc. (UFS), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to a written contract between the Advisor and the Trust the Adviser waived $48,158 of its advisory fees for the Large Cap Value Fund; waived $57,447 of its advisory fees for the Small Cap Value Fund; waived $20,340 advisory fees for the Balanced Fund; and waived $36,144 of its advisory fees for the International Value Fund during the year ended March 31, 2001.

 ADMINISTRATION AGREEMENT
Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder services agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.







4. Commitments and Transactions with Affiliates (continued) ACCOUNTING SERVICES AGREEMENT Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $20,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $7, $35, $2,156 and $356 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 2001.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per annum of a Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5. Foreign Currency Translation

With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held.
        Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchanges or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.





6.    Forward Foreign Currency Exchange Contracts

The International Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

       Date           To Deliver         To Receive       in U.S. Dollars
---------------------------------------------------------------------
Contracts To Sell
04/02/01                (105,520)EUR      93,195 USD         $ (86)
04/02/01                 (65,117)EUR      57,544 USD           (20)
06/15/01                (229,383)GBP  38,050,000 JPY       142,957
06/15/01             (55,703,000)JPY     513,084 EUR        11,317
06/15/01             (38,050,000)JPY     239,610 GBP      (128,693)
06/15/01              (2,769,000)JPY      28,784 EUR         3,689
06/15/01             (59,994,000)JPY     564,384 EUR         2,636
                                                         ----------
                                                            53,764
                                                         ----------
Contract to Buy
04/03/01             (18,404,843)USD    146,886 JPY           (18)
                                                       --------------
                                                       --------------
Net Contracts                                              $ 53,782
                                                       ==============

---------------------------------------------------------------------

GBP - British Pound Sterling
EUR - Euro dollar
JPY - Japanese Yen
USD - U.S. Dollars
                         Report of Independent Auditors



To the Shareholders and Trustees
Dean Family of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Dean Family of Funds (consisting of Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund, collectively, the Funds) as of March 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Cincinnati, Ohio
May XX, 2001